UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Material Agreements.

On March 23, 2005, TDS entered into an underwriting agreement with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of several underwriters named therein (the “Underwriting Agreement”), pursuant to which TDS agreed to sell to the underwriters, and the underwriters agreed to purchase from TDS, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, up to $126,500,000 aggregate principal amount of TDS’s 6.625% Senior Notes Due 2045 (the “Notes”).  The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

In addition, as of March 23, 2005, TDS entered into a third supplemental indenture with BNY Midwest Trust Company, as trustee, which establishes the terms and conditions of the Notes (the “Third Supplemental Indenture”).   A copy of the Third Supplemental Indenture, including the form of the Notes, is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

The foregoing summary of the underwriting agreement and the supplemental indenture does not purport to be complete and is qualified in its entirety by reference to the respective documents incorporated by reference herein.

The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-71632).  On March 24, 2005, TDS filed with the SEC a prospectus supplement to the prospectus dated March 23, 2005 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the offering of the Notes, which is incorporated by reference herein as Exhibit 99.1.

Item 8.01.  Other Events.

On March 23, 2005, TDS announced that it had priced a public offering of $110 million of 6.625% Senior Notes due 2045.  TDS’s press release issued on March 23, 2005 relating to such announcement is attached as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.  Exhibits.

(c)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: March 24, 2005	By:	/s/ J. Timothy Kleespies
J. Timothy Kleespies
Vice President and Assistant Corporate Controller

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 23, 2005 among the Registrant and the Underwriters named therein, relating to the Registrant’s 6.625% Senior Notes due 2045.

4.1	Third Supplemental Indenture dated as of March 23, 2005 between the Registrant and BNY Midwest Trust Company, including form of the Registrant’s 6.625% Senior Notes due 2045.

99.1	Prospectus Supplement dated March 23, 2005 and Prospectus dated March 23, 2005 is hereby incorporated by reference from TDS’s filing with the SEC under Rule 424(b)(5) on March 24, 2005.

99.2	Press Release dated March 23, 2005.